INVENTORIES, NET - Inventories (Details)	Jun. 30, 2019 USD ($)	Jun. 30, 2019 CNY (¥)	Jun. 30, 2018 USD ($)	Jun. 30, 2018 CNY (¥)	Jun. 30, 2017 CNY (¥)
INVENTORIES, NET
Small component parts	$ 8,310	¥ 57,060		¥ 55,726
Purchased goods and raw materials	33,038	226,868		59,328
Work in process and goods on site	77,754	533,924		5,155,215
Finished goods	65,922	452,671		2,888,096
Allowance for slow moving inventory	0	0	$ (203,810)	(1,399,524)	¥ (4,024,663)
Total inventories, net	$ 185,024	¥ 1,270,523		¥ 6,758,841